OBLIGATION UNDER CAPITAL LEASE (Details) (USD $)	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
2014	$ 129,000	$ 129,000
2015	63,000	128,000
Total minimum lease payments	192,000	257,000
Less amount representing interest	(7,000)	10,000
Present value of the net minimum lease payments	185,000	247,000
Less obligations under capital lease maturing within one year	(129,000)	129,000
Long-term portion of obligations under capital lease	$ 56,000	$ 118,000	$ 0